UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2012 (March 9, 2012)

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

One Coca-Cola Plaza
Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01       Other Events.

On March 14, 2012, The Coca-Cola Company (the “Company”) completed a public offering of $1,000,000,000 aggregate principal amount of its Floating Rate Notes due March 14, 2014, $1,000,000,000 aggregate principal amount of its 0.750% Notes due March 13, 2015 and $750,000,000 aggregate principal amount of its 1.650% Notes due March 14, 2018 (collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-170331) filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2010, including a related prospectus and prospectus supplement filed with the SEC on November 4, 2010 and March 12, 2012, respectively.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated March 9, 2012 (the “Underwriting Agreement”), among the Company and Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an Amended and Restated Indenture, dated as of April 26, 1988 (as supplemented, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 24, 1992, and the Second Supplemental Indenture dated as of November 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

The Underwriting Agreement, the Indenture and amendments thereto, and the respective forms of global note for the offering, are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 9.01(d)   Financial Statements and Exhibits.

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•      should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•      may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•      may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•      were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit 1.1

Underwriting Agreement, dated as of March 9, 2012, among The Coca-Cola Company and Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the Underwriters named therein.

Exhibit 4.1

Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.2

First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.3

Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 5, 2009.

Exhibit 4.4	Form of Note for Floating Rate Notes due March 14, 2014.

Exhibit 4.5	Form of Note for 0.750% Notes due March 13, 2015.

Exhibit 4.6	Form of Note for 1.650% Notes due March 14, 2018.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: March 14, 2012	By:	/s/ Kathy N. Waller
		Name:	Kathy N. Waller
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1

Underwriting Agreement, dated as of March 9, 2012, among The Coca-Cola Company and Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the Underwriters named therein.

Exhibit 4.1

Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.2

First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.3

Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 5, 2009.

Exhibit 4.4	Form of Note for Floating Rate Notes due March 14, 2014.

Exhibit 4.5	Form of Note for 0.750% Notes due March 13, 2015.

Exhibit 4.6	Form of Note for 1.650% Notes due March 14, 2018.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.